EXHIBIT 3
         to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  April 5, 2001

                                   CARL MARKS STRATEGIC
                                      INVESTMENTS, L.P.


                                   By:  Carl Marks Management Company,
                                        L.P., its general partner

                                        By:  /s/  Robert C. Ruocco
                                             ----------------------------------
                                             Name:     Robert C. Ruocco
                                             Title:    General Partner


                                   CARL MARKS STRATEGIC
                                      INVESTMENTS II, L.P.


                                   By:  Carl Marks Management Company,
                                        L.P., its general partner

                                        By:  /s/  Robert C. Ruocco
                                             ----------------------------------
                                             Name:     Robert C. Ruocco
                                             Title:    General Partner


                                   CARL MARKS MANAGEMENT
                                      COMPANY, L.P.


                                        By:  /s/  Robert C. Ruocco
                                             ----------------------------------
                                             Name:     Robert C. Ruocco
                                             Title:    General Partner


                                   /s/  Andrew M. Boas
                                   --------------------------------------------
                                   ANDREW M. BOAS


                                   /s/  Robert C. Ruocco
                                   --------------------------------------------
                                   ROBERT C. RUOCCO


                                   /s/  James F. Wilson
                                   --------------------------------------------
                                   JAMES F. WILSON